Skillz Announces Preliminary First Quarter 2025 Results

LAS VEGAS-- May 8, 2025-- Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today reported unaudited preliminary financial results for the first quarter ended March 31, 2025.

Preliminary First Quarter Financial Update (Unaudited):
•Revenue of $22.4 million.
•Net loss of $14.9 million.
•Adjusted EBITDA1 of $(15.1) million.
•Paying monthly active users (PMAU)2 of 124,000.
•Average Revenue Per Paying Monthly Active User (ARPPU)3 of $62.2.
•Total operating expenses excluding stock-based compensation, cost of revenue and gain on litigation settlement of $34.7 million.

“The first quarter marked further progress toward returning Skillz to consistent top-line growth and positive Adjusted EBITDA,” said Andrew Paradise, Skillz’ CEO. “First quarter paying monthly active users rose quarter over quarter. We continue to prioritize features and offerings to improve retention and increase player spend. As part of our focus on increasing player engagement and monetization, our $75 million accelerator program is helping us identify the next generation of skill-based mobile games that we expect will ultimately broaden the scope of our offerings. With the ongoing progress against our four key pillars, we remain confident that our unique platform will generate value for shareholders.”

Gaetano Franceschi, Skillz’ CFO, added, “Our focus on disciplined operating expense management continues to drive year over year improvements in our Adjusted EBITDA loss. Our strong balance sheet, which includes cash and restricted cash of more than $264 million, provides significant financial flexibility to continue investing in our strategic initiatives that we expect will help generate profitable revenue growth and create value for our shareholders.”

Investor Conference Call

Skillz will host a live conference call at 4:30 p.m. ET today. To access the call, please register using the following link: https://www.netroadshow.com/events/login?show=c08016b5&confId=80344. After registering, an email will be sent, including dial-in details and a unique conference call access code and PIN required to join the live call. Access to the live audio webcast of the discussion in listen-only mode will also be available at investors.skillz.com

A replay of the webcast will be archived on the Company’s investor relations website. An audio replay of the conference call will be available through Thursday, May 15, 2025, and can be accessed by dialing (866) 813-9403 (US) or (929) 458-6194 (international) and entering the passcode 258281.

About Skillz Inc.

Skillz is the leading mobile games platform dedicated to bringing out the best in everyone through competition. The Skillz platform helps developers create multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual eSports tournaments for millions of mobile players worldwide, with the goal of building the home of competition for all. Skillz has earned recognition as one of Fast Company’s Best Workplaces for Innovators, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, Fast Company’s Most Innovative Companies, and the number-one fastest-growing company in America on the Inc. 5000. www.skillz.com

Use of Non-GAAP Financial Measures
1. Adjusted EBITDA is a non-GAAP metric; for a reconciliation of each measure against its most comparable GAAP metric, please see the section titled “Use of Non-GAAP Financial Measures” in this press release.
2. “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.
3. “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.

In this press release, the Company includes Adjusted EBITDA, which is a non-GAAP performance measure that the Company uses to supplement its results presented in accordance with U.S. GAAP. The Company’s management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing this non-GAAP measure, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Non-GAAP operating expenses are also included in this press release, which are non-GAAP financial measures. The Company’s management believes non-GAAP operating expenses are useful to investors and analysts as a supplement to its financial information prepared in accordance with GAAP for analyzing operating performance and identifying operating trends in its business. The Company uses non-GAAP operating expenses internally to facilitate period-to-period comparisons and analysis in order to make operating decisions. As required by the rules of the SEC, the Company has provided herein a reconciliation of Adjusted EBITDA and non-GAAP operating expenses to the most directly comparable measures under GAAP. Adjusted EBITDA and non-GAAP operating expense are not intended to be substitutes for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled financial measures of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net loss before interest income (expense), net; provision for income taxes; depreciation and amortization, and other income (expense), net; as further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, change in fair value of common stock warrant liabilities, impairment charges, loss contingency accruals, gains from litigation settlements, and other one-time nonrecurring expenses. The Company defines and calculates non-GAAP operating expense as GAAP operating expense adjusted for stock-based compensation, one-time transaction expenses and other special items determined by management, including, but not limited to certain loss contingency accruals and restructuring charges, as they are not indicative of business operations.

The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis as it is unable to provide a meaningful calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of various items that would impact the most directly comparable forward-looking U.S. GAAP financial measures that have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted. Forward-looking non-GAAP financial measures provided without the most directly comparable U.S. GAAP financial measures may vary materially from the corresponding U.S. GAAP financial measures.

Preliminary Results, Delayed 10-K and 10-Q Extension

The Company is in the process of completing its unaudited interim financial statements and other disclosures for the fiscal quarter ended March 31, 2025. Accordingly, we are announcing preliminary results for the first quarter, which are based on currently available information and are subject to revision as management completes its internal review. Actual results may differ from these preliminary financial results and other financial information due to the completion of our internal procedures, review by our independent public accounting firm, final adjustments and other developments that may arise between now and the time the results are finalized. In the event the Company determines it will not file its Quarterly Report on Form 10-Q by the prescribed deadline, it will file an extension on Form 12b-25 with the Securities and Exchange Commission (the “SEC”).

In addition, the Company is still in the process of completing its financial statements and other disclosures for the fiscal year ended December 31, 2024. The Company previously filed a Form 12b-25 with the SEC for an extension of its Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”) on March 17, 2025, but was unable to file the Form 10-K before the extension deadline. As a result, the Company announced on April 8, 2025, that it had received a notice (the “Notice”) from the New York Stock Exchange (“NYSE”) that the Company was not in compliance with Section 802.01E of the NYSE

Listed Company Manual because of its failure to timely file the Form 10-K. The Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. The Notice informed the Company that, under NYSE rules, the Company has six months from March 17, 2025 to regain compliance with the NYSE listing standards by filing the Form 10-K with the SEC. The Company is working diligently to complete the necessary work to file the Form 10-K as soon as practicable and currently expects to file the Form 10-K within the six-month period granted by the NYSE Notice, and intends to take all necessary steps to achieve compliance with applicable NYSE listing standards as soon as practicable. Because our financial statements and other disclosures for the year ended December 31, 2024 are still subject to ongoing management review, actual results may differ from the preliminary results for our fiscal year ended December 31, 2024 as previously reported, and these differences could impact the preliminary results for the fiscal quarter ended March 31, 2025 included in this press release. For additional details, please refer to the Company’s Form 12b-25 filed with the SEC on March 17, 2025 and its Form 8-K filed with the SEC on April 8, 2025.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers who develop and update the games hosted on Skillz’ platform; drive brand awareness with end users; issues in the development and use of artificial intelligence and machine learning; changes in political and economic conditions globally, including the effects of tariffs and other trade measures; invest in growth and development of employees; comply with laws, regulations and expectations applicable to its business, including with respect to cybersecurity and corporate governance matters; mitigate the commercial, reputational and regulatory risks to our business; remediate during fiscal year 2025 certain non- fully remediated material weaknesses in our internal controls over financial reporting; and effectively resolve uncertainties associated with the resolution of our ongoing litigation with Voodoo SAS, Papaya Gaming, and other litigation matters, and timely file our periodic reports with the SEC, as well as potential changes to our preliminary results that could occur as we finalize our internal review and our independent registered public accounting firm completes its review and audit (as applicable) of such results. Additional factors that may cause such differences include other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contacts:
Investors: ir@skillz.com or
Richard Land, Joseph Jaffoni
JCIR
(212) 835-8500 or sklz@jcir.com

Media: comms@skillz.com

Skillz Inc.
Preliminary Consolidated Statements of Operations and Comprehensive Loss (Unaudited)
(in thousands, except for number of shares and per share amounts)

	Three Months Ended March 31,
	2025	2024
Revenue	$22,413	$25,235
Costs and expenses:
Cost of revenue	2,965	3,451
Research and development	4,812	4,624
Sales and marketing	19,074	20,994
General and administrative	16,327	23,037
Gain from litigation settlement	(7,500)	—
Total costs and expenses	35,678	52,106
Loss from operations	(13,265)	(26,871)
Interest income (expense), net	(1,071)	112
Change in fair value of common stock warrant liabilities	—	9
Other income (expense), net	(559)	65
Loss before income taxes	(14,895)	(26,685)
Provision for income taxes	36	38
Net loss	$(14,931)	$(26,723)
Earnings (loss) per share attributable to common stockholders:
Basic and diluted	$(0.92)	$(1.45)
Weighted average shares outstanding:
Basic and diluted	16,289,299	18,461,221

Other comprehensive income (loss):
Change in unrealized gain (loss) on available-for-sale investments, net of tax	—	6
Total other comprehensive income (loss)	—	6
Total comprehensive loss	$(14,931)	$(26,717)

Skillz Inc.
Preliminary Consolidated Balance Sheets (Unaudited)
(in thousands, except for number of shares and par value per share amounts)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$254,341	$271,923
Restricted cash	10,000	10,000
Accounts receivable, net of allowance for credit losses of $265 and $273 as of March 31, 2025 and December 31, 2024, respectively	3,928	2,893
Prepaid expenses and other current assets	7,628	7,592
Total current assets	275,897	292,408
Property and equipment, net	17,173	15,937
Operating lease right-of-use assets, net	266	308
Non-marketable equity securities	52,768	52,768
Other non-current assets	869	755
Total assets	$346,973	$362,176
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,387	$9,798
Operating lease liabilities, current	1,609	1,544
Other current liabilities	43,388	44,260
Total current liabilities	54,384	55,602
Operating lease liabilities, non-current	8,908	9,338
Long-term debt, net of current portion	126,116	125,654
Other non-current liabilities	333	333
Total liabilities	189,741	190,927
Commitments and contingencies
Stockholders’ equity:
Common stock $0.0001 par value; 31.3 million shares authorized; Class A common stock – 25.0 million shares authorized; 18.7 million and 18.7 million shares issued; 12.5 million and 13.3 million outstanding as of March 31, 2025 and December 31, 2024, respectively; Class B common stock – 6.3 million shares authorized; 3.4 million shares issued and outstanding as of March 31, 2025 and December 31, 2024	1	1
Treasury stock at cost, 6.3 million and 5.4 million shares as of March 31, 2025 and December 31, 2024, respectively	(37,081)	(32,349)
Additional paid-in capital	1,232,288	1,226,642
Accumulated other comprehensive income	—	—
Accumulated deficit	(1,037,976)	(1,023,045)
Total stockholders’ equity	157,232	171,249
Total liabilities and stockholders’ equity	$346,973	$362,176

Skillz Inc.
Preliminary Consolidated Statement of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2025	2024
Operating Activities
Net loss	$(14,931)	$(26,723)
Adjustment to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	167	395
Stock-based compensation	5,646	8,740
Accretion of unamortized debt discount and amortization of debt issuance costs	462	410
Change in fair value of common stock warrant liabilities	—	(9)
Changes in operating assets and liabilities:
Accounts receivable, net	(1,358)	846
Prepaid expenses and other assets	(150)	795
Accounts payable	(411)	9,659
Operating lease liabilities	—	(430)
Other accruals and liabilities	(192)	1,921
Net cash used in operating activities	(10,767)	(4,396)
Investing Activities
Purchases of property and equipment, including internal-use software development	(1,891)	(515)
Investment in non-marketable equity securities	—	(4)
Proceeds from sales of marketable securities	—	688
Net cash provided by (used in) investing activities	(1,891)	169
Financing Activities
Principal payments on finance leases obligations	(192)	(244)
Payments for extinguishment of debt	—
Repurchase of common stock	(4,732)	(6,956)
Net cash used in financing activities	(4,924)	(7,200)
Net change in cash, cash equivalents and restricted cash	(17,582)	(11,427)
Cash, cash equivalents and restricted cash – beginning of year	281,923	312,028
Cash, cash equivalents and restricted cash – end of period	$264,341	$300,601
Supplemental cash flow data:
Cash paid during the period for:
Interest	$11	$33
Taxes	$34	$—

Skillz Inc.
Preliminary Reconciliation of GAAP Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2025	2024
Net loss	$(14,931)	$(26,723)
Interest income (expense), net	1,071	(112)
Stock-based compensation	5,536	8,740
Change in fair value of common stock warrant liabilities	—	(9)
Provision for income taxes	36	38
Depreciation and amortization	167	395
Gain from litigation settlement(1)	(7,500)	—
Other income (expense), net	559	(65)
Adjusted EBITDA	$(15,062)	$(17,736)

1) For the three months ended March 31, 2025, amount represents certain funds received as part of the settlement with AviaGames.

Skillz Inc.
Preliminary Reconciliation of GAAP to Non-GAAP Operating Expenses
(in thousands)

	Three Months Ended March 31,
	2025	2024
Research and development	$4,812	$4,624
Less: stock-based compensation	(249)	(147)
Non-GAAP research and development	$4,563	$4,477

Sales and marketing	$19,074	$20,994
Less: stock-based compensation	(1,183)	(2,011)
Non-GAAP sales and marketing	$17,891	$18,983

General and administrative	$16,327	$23,037
Less: stock-based compensation	(4,101)	(6,580)
Non-GAAP general and administrative	$12,226	$16,457

Skillz Inc.
Preliminary Supplemental Financial Information

	Three Months Ended March 31,
	2025	2024
Gross marketplace volume (“GMV”) (000s)(1)	$126,485	$161,269
Paying monthly active users (“PMAUs”) (000s)(2)	124	121
Monthly active users (“MAUs”) (000s)(3)	764	860
Average GMV per paying monthly active user(4)	$340.0	$444.3
Average GMV per monthly active user(5)	$55.2	$62.5
Average revenue per paying monthly active user (“ARPPU”)(6)	$62.2	$69.8
Average revenue per monthly active user (“ARPU”)(7)	$10.0	$9.8
Paying MAU to MAU ratio	16%	14%
Average end-user incentives, included as sales and marketing expense, per paying active user(8)	$23.5	$24.1
Average end-user incentives, included as sales and marketing expense, per playing active user(9)	$3.8	$3.4

(1) “GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’ platform. Total entry fees include entry fees paid by end-users using cash deposits, prior winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.
(2) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(3) “Monthly Active Users” or “MAUs” means the number of playing end-users who entered into a paid or free contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(4) “Average GMV Per Paying Monthly Active User” means the average GMV in a given month divided by Paying MAUs in that month, averaged over the period.
(5) “Average GMV Per Monthly Active User” means the average GMV in a given month divided by MAUs in that month, averaged over the period.
(6) “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(7) “Average Revenue Per Monthly Active User” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(8) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by PMAUs in that month, averaged over the period.
(9) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by MAUs in that month, averaged over the period.